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                                 EXHIBIT 10.10

                        SECOND AMENDMENT TO OFFICE LEASE

         This Second Amendment is entered into this 1 day of August 1996, by and between PGA PROFESSIONAL CENTER, LTD. ("Landlord") and THE WACKENHUT CORPORATION ( "Tenant").

                                   BACKGROUND

         A. Landlord and Tenant have entered into that certain office Lease dated April 18, 1995, (the "Lease") and that certain First Amendment to Lease dated November 3, 1995 ("First Addendum").

         B. Pursuant to paragraph 1.B. of the Lease, Landlord and Tenant agreed to execute a revision to the Lease upon completion of the Demised Premises setting forth the actual square footage of the Demised Premises, the actual Rent to be paid and the amount of the actual Tenant Improvement Allowance.

         NOW THEREFORE, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

          1. The Referenced Data attached to the Lease is modified as follows:

               A. The Demised Premises are made up of 93,259 square feet (1,500 square feet of which Tenant is not obligated to pay Rent on).

               B. The Annual Rental to be paid under the Lease is $1,789,300.50.

               C.   Tenant's proportionate share shall be 97.03%.

         2. Paragraph 1.B. is modified to provide that the Demised Premises shall contain the 93,259 consisting of all of the second through fourth floors and a portion of the first floor of the Building. The area of the remaining space in the Building is 2,859 square feet. Accordingly, there shall be no sharing of the Rent for the lobby of the Building.

         3. Paragraph 2.A. of the Lease is modified to provide that the Rental Commencement Date is February 15, 1996.

         4. Paragraph 4.A. of the Lease is modified to provide that the minimum Rent for the Demised Premises shall be $1,789,300.50. The monthly installments of Rent shall be in the amount of $149,108.37 plus Sales Tax.

         5. Exhibit "B" of the Lease is modified and replaced with Exhibit "B" attached hereto.

         6. The actual Tenant Improvement Allowance is $3,264,782.37.

         7. Except as modified hereby, the Lease remains in full force and effect and unmodified.

WITNESSES:                         LANDLORD:
                                   PGA PROFESSIONAL CENTER, LTD
                                   BY: PGA PROFESSIONAL CENTER, INC.
                                       its general partner


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                                   BY:
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                                   Daniel S. Catalfumo, President



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                                   TENANT:
                                   THE WACKENHUT CORPORATION


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                                   BY:
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                                   Robert C. Kneip
                                   Senior Vice-President